UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
March 2, 2007

TALEO CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-51299	52-2190418

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4140 Dublin Boulevard, Suite 400
Dublin, CA 94568
(Address of principal executive offices, including zip code)
(925) 452-3000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2

Explanatory Note
Taleo Corporation (the “Company”) is filing this Amendment No. 1 on Form 8-K/A to amend the Company’s Form 8-K, originally filed with the Securities and Exchange Commission on March 8, 2007 (the “Original Filing”), which reported the completion of its acquisition of certain assets of JobFlash, Inc. (“JobFlash”), to include the required financial statements and pro forma financial information. In the Original Filing, the Company stated that, if required, any financial statements and pro forma financial information would be filed by amendment within seventy-one (71) calendar days from the date that the Original Filing must be filed. The disclosure under Item 9.01 of the Original Filing is hereby replaced in its entirety by the disclosure under Item 9.01 of this Amendment No. 1.
Item 9.01 Financial Statements and Exhibits
(a) Financial Statements of Business Acquired
The audited consolidated financial statements of JobFlash, Inc., as of December 31, 2006 and 2005, and for each of the two years in the period ended December 31, 2006, are being filed as Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference.
(b) Pro Forma Financial Information
The unaudited pro forma combined condensed consolidated statement of operations of Taleo Corporation for the twelve month period ended December 31, 2006, and the three month period ended March 31, 2007, giving effect to the acquisition of certain assets of JobFlash, are being filed as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference.
(d) Exhibits

Exhibit No.	Description

2.1*	Asset Purchase Agreement dated as of March 2, 2007, by and among Taleo Corporation, JobFlash, Inc., and, with respect to Article X, Article XI and Article XII thereof only, U.S. Bank National Association as Escrow Agent.
23.1	Consent of Brown Adams LLP, Certified Public Accountants
99.1	Consolidated financial statements of JobFlash, Inc., as of December 31, 2006 and 2005, and for each of the two years in the period ended December 31, 2006.
99.2	Unaudited pro forma combined condensed consolidated statement of operations of Taleo Corporation for the twelve month period ended December 31, 2006, and the three month period ended March 31, 2007, giving effect to the acquisition certain assets of JobFlash.

*	Previously filed.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALEO CORPORATION
By:	/s/ Katy Murray
Katy Murray
Chief Financial Officer

Date: May 25, 2007

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Asset Purchase Agreement dated as of March 2, 2007, by and among Taleo Corporation, JobFlash, Inc., and, with respect to Article X, Article XI and Article XII thereof only, U.S. Bank National Association as Escrow Agent.
23.1	Consent of Brown Adams LLP, Certified Public Accountants
99.1	Consolidated financial statements of JobFlash, Inc., as of December 31, 2006 and 2005, and for each of the two years in the period ended December 31, 2006.
99.2	Unaudited pro forma combined condensed consolidated statement of operations of Taleo Corporation for the twelve month period ended December 31, 2006, and the three month period ended March 31, 2007, giving effect to the acquisition certain assets of JobFlash.

*	Previously filed.